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Exhibit 10.1
                               AMENDMENT TO THE
                                HANOVER DIRECT
                         SAVINGS AND RETIREMENT PLAN

        WHEREAS, Hanover Direct, Inc. (the "Company") maintains the Hanover Direct Savings and Retirement Plan (the "Plan"); and

        WHEREAS, pursuant to Section 10.01 of the Plan, the Company has the right to amend the Plan at any time and from time to time; and

        WHEREAS, the Plan has been amended from time to time and was most recently amended and restated in its entirety effective January 1, 1989; and

        WHEREAS, the Company now desires to further amend the Plan in certain respects;

        NOW, THEREFORE, the Plan is hereby amended by the addition of a new Appendix C to the end thereof, to read in its entirety as follows:

               "HANOVER DIRECT SAVINGS AND RETIREMENT PLAN

APPENDIX C: SPECIAL VESTING RULES FOR EMPLOYEES OF LWI HOLDINGS, INC. Notwithstanding anything to the contrary contained in Section 7.01 of the Plan, the vested percentage of each Participant who is a 'Continuing Employee' (as such term is defined in Section 3.12 (a) of the Asset Purchase Agreement among the Company, LWI Holdings, Inc., HSN LP, HSN Improvements, LLC and HSN Catalogue Services, Inc., dated as of June 13, 2001, as amended (the 'Asset Purchase Agreement')) in such Participant's Matching Employer Contribution Account and Discretionary Employer Contribution Account under this Plan shall be




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100%, effective as of the 'Closing Date' (as such term is defined in Section
1.4 of the Asset Purchase Agreement)."

        Except to the extent hereinabove set forth, the Plan shall remain in full force and effect without change or modification.

        IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has cause this instrument to be executed by a duly authorized officer as of this 29th day of June, 2001.


                                                   HANOVER DIRECT, INC.

                                                   By:
                                                      ------------------------
                                                   Name:
                                                         ---------------------
                                                   Title:
                                                          --------------------